Exhibit 99.1

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THE  EXCHANGE   OFFER  WILL  EXPIRE  AT  5:00  P.M.,  NEW  YORK  CITY  TIME,  ON
_______________,    1999,    UNLESS    EXTENDED   (THE    "EXPIRATION    DATE").
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                                TEREX CORPORATION

                              LETTER OF TRANSMITTAL
                                OFFER TO EXCHANGE

               8-7/8% Series C Senior Subordinated Notes due 2008
             for 8-7/8% Series D Senior Subordinated Notes due 2008
           which have been registered under the Securities Act of 1933

         To: United States Trust Company of New York, The Exchange Agent

 By Registered or Certified Mail:            By Overnight Courier or By Hand,
                                                  After 4:30pm:
United States Trust Company of New York  United States Trust Company of New York
     P.O. Box 844, Cooper Station                770 Broadway, 13th floor
     New York, New York 10276-0844               New York, New York 10003
 Attention:  Corporate Trust Services       Attention:  Corporate Trust Services

       By Hand Prior to 4:30 pm:                        By Facsimile:

United States Trust Company of New York                (212) 780-0592
       111 Broadway, Lower Level            Attention:  Corporate Trust Services
       New York, New York 10006
 Attention:  Corporate Trust Services               Confirm by telephone:
                                                        (800) 548-6565

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received the Prospectus dated ________, 1999 (the "Prospectus") of Terex Corporation, a Delaware corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8-7/8% Series D Senior Subordinated Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8-7/8% Series C Senior Subordinated Notes due 2008 (the "Old Notes"), of which $100,000,000 principal amount is outstanding. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         The Letter of Transmittal is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith; or (ii) if a tender of Old Notes is to be made by book-entry transfer into the Exchange Agent's account at the Depository Trust Company pursuant to the procedure described in the Prospectus; or (iii) if tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus are to be utilized.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

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 DESCRIPTION OF 8-7/8% SERIES C SENIOR SUBORDINATED NOTES DUE 2008 (OLD NOTES)
---------------------------- ----------- ------------------- -------------------
                                                              Principal Amount
 Name(s) and Address(es) of              Aggregate Principal endered (must be in
    Registered Holder(s)     Certificate Amount Represented   integral multiple
 (Please fill in, if blank)   Number(s)   by Certificate(s)      of $1,000)*
---------------------------- ----------- ------------------- -------------------

                             ----------- ------------------- -------------------

                             ----------- ------------------- -------------------

                             ----------- ------------------- -------------------

                             ----------- ------------------- -------------------
                      Total
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*    Need not be  completed  if Old  Notes  are  being  tendered  by book  entry transfer.
* Unless indicated in the column labeled "Principal Amount Tendered", any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum  permitted  tender is $1,000 in principal  amount of Old Notes.
     All   other    tenders    must   be   integral    multiples    of   $1,000.
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SPECIAL ISSUANCE  INSTRUCTIONS              SPECIAL DELIVERY  INSTRUCTIONS
(See Instructions 5, 6 and 8)                (See Instructions 5, 6 and 8)

To be completed ONLY if certificates for    To be completed ONLY if certificates
Old Notes in a principal amount not         for Old Notes in a  principal amount
tendered or not accepted for exchange, or   not tendered or not accepted for
New Notes issued in exchange for Old        exchange, or New Notes issued in
Notes accepted for eschange, are to be      exchange for Old Notes accepted for
issued in the name of someone other than    exchange, are to be sent to someone
the undersigned.                            other than the undersigned at an
                                            address other than that shown above.

Issue certificate(s) to:                    Mail to:

Name_______________________________         Name_______________________________
                (Please Print)                             (Please Print)

Address________________________ ____        Address_____________________________

___________________________________         ------------------------------------
               (Include Zip Code)                         (Include Zip Code)

___________________________________         ------------------------------------
(Tax Identification or Social               (Tax Identification or Social
   Security No.)                                 Security No.)

-----------------------------------------   ------------------------------------

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________
     Address:___________________________________________________________________

                        (to be confirmed with U.S. Trust)

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________
     Account Number_______________________Transaction Code Name_________________


Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all of its right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretations of the staff of the Securities and Exchange Commission (the "Commission"), as contained in several no action letters issued to third parties. Based on such interpretations of the staff of the Commission set forth in such no-action letters, the Company believes that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold or otherwise transferred by a Holder thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Notes are acquired in the ordinary course of such Holder's business, (ii) at the time of the commencement of the Exchange Offer such Holder has no arrangement with any person to participate in a distribution of the New Notes and (iii) such Holder is not engaged in, and does not intend to engage in, a distribution of the New Notes. By tendering Old Notes in exchange for the New Notes or executing this Letter of Transmittal, the undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such New Notes within the meaning of the Securities Act and that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its subsidiaries or, if such Holder is an "affiliate," that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If a Holder is unable to make the foregoing representations, such Holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the

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

registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction unless such sale is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that receives New Notes for its account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes and that it has not entered into any arrangement or understanding with the Company or an affiliate of the Company in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

    If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, executors, personal and legal representatives, successors and assigns.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

    Holders of the Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent on or prior to 5:00 P.M. on the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X______________________________________________              ___________________
                                                                   Date

X______________________________________________              ___________________
     Signature(s) of Registered Holder(s)                           Date
      or Authorized Signatory


Area Code and Telephone Number:________________

         The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):       ______________________________________________
                              (Please Print)

Capacity:      ______________________________________________

Address:       ______________________________________________
                              (Include Zip Code)
              Signature(s) Guaranteed by an Eligible Institution:
                  (If required by Instruction 5)

               ______________________________________________
                           (Authorized Signature)

               ______________________________________________
                                  (Title)

               ______________________________________________
                               (Name of Firm)

                  Dated: ______________________, 1998

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER


          1. Delivery of this Letter of Transmittal and Old Notes. The tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. If sent by mail, it is recommended that registered mail, return receipt requested, be used, and prior insurance be obtained. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"); (ii) on or prior to 5:00 P.M. on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

          2. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

          3. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 8-7/8% Series C Senior Subordinated Notes due 2008 (Old Notes)" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then a certificate or certificates representing Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

          4. Withdrawal of Tenders. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the registered number or numbers and principal amount of such Old Notes or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited),
(iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have United States Trust Company of New York, the trustee with respect to the Old Notes (the "Trustee"), register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly re-tendered. Properly withdrawn Old Notes may be re-tendered by following one of the procedures set forth in this letter at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

          5.  Signatures  on  the  Letter  of   Transmittal;   Bond  Powers  and
Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) such Old Notes are tendered for the account of an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

          Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

          6. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

          7. Tax Identification Number. Federal income tax law requires that a Holder whose offered Old Notes are accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of New Notes may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

         To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

          8. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder.

         Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

          9. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

          10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                      (DO NOT WRITE IN SPACE BELOW)

========================== ======================== ===========================
      Certificate                 Old Notes                 Old Notes
      Surrendered                 Tendered                   Accepted
========================== ======================== ===========================

========================== ======================== ===========================

========================== ======================== ===========================

========================== ======================== ===========================



Delivery Prepared by ______________ Checked By ________________ Date ___________

================================================================================
                      PAYOR'S NAME: TEREX CORPORATION
===================== ==========================================================
SUBSTITUTE            Name (if joint names, list first and circle the name
                      of the person or entity whose number you enter in Part
FORM W-9              I below.  See instructions if your name has changed.)

Department of the
Treasury

Internal Revenue
Service
                      ==========================================================
                      Address
                      ==========================================================
                      City, state and ZIP code
                      ==========================================================
                      List account number (s) here (optional)
                      ----------------------------------------------------------
                      Part 1 - PLEASE PROVIDE YOUR TAXPAYER      Social security
                      IDENTIFICATION NUMBER ("TIN") IN THE         number or TIN
                      BOX AT RIGHT AND CERTIFY BY SIGNING
                      AND DATING BELOW
                      ==========================================================
                      Part 2 -  Check  the box if you  are  NOT  subject  to
                      backup  withholding  under the  provisions  of section
                      3408(a)(1)(C) of the Internal Revenue Code because (1)
                      you have not been  notified  that you are  subject  to
                      backup  withholding  as a result of  failure to report
                      all interest or dividends or (2) the Internal  Revenue
                      Service  has  notified  you  that  you  are no  longer
                      subject to backup withholding. [ ]1
===================== ==========================================================
Payor's Request for   CERTIFICATION - UNDER THE PENALTIES OF PERJURY.   PART 3 -
TIN                   I CERTIFY THAT THE INFORMATION PROVIDED ON
                      THIS FORM IS TRUE, CORRECT AND COMPLETE.          AWAITING
                                                                          TIN
                      Signature _____________________ Date ________
                                                                          [ ]
===================== ==========================================================


Note:FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

______________________________________________________________________________
                    Give the                                  Give the EMPLOYER
For this type       SOCIAL SECURITY  For this type            IDENTIFICATION
of account:         number of:       of account:              number of:
_______________________________________________________________________________
1. An individual   The individual  6. Sole proprietorship    The owner(3)
                                      account
                                   7. A valid trust, estate  The legal entity
                                      or pension trust       (Do not furnish the
                                                             identifying number
                                                             of the personal
                                                             representative or
                                                             trustee unless the
                                                             legal entity itself
                                                             is not designated
                                                             in the account
                                                             title.) (4)
2. Two or more      The actual     8. Corporate account      The corporation
   individuals      owner of
   (joint account)  the account or,
                    if combined
                    funds, the first
                    individual on
                    the account (1)

3. Custodian        The minor (2)   9. Association, club,    The organization
   account of a                        religious, charitable,
   minor (Uniform                      educational or other
   Gift to Minors Act)                 tax-exempt organization
                                       account

4. (a) The usual    The grantor-    10. Partnership account  The partnership
   revocable        trustee (1)
   savings trust
   account (grantor
   is also trustee)

   (b) So-called    The actual      11. A broker or          The broker or
   trust account    owner (1)           registered nominee   nominee
   that is not a
   legal or valid   Th owner (3)    12. Account with the     The public entity
   trust under                          Department of
   state law                            Agriculture in the
                                        name of a public
 5. Sole                                entity (such as a
    proprietorship                      state or local
    account                             government, school
                                        district, or prison)
                                        that receives agricultural
                                        program payments

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the individual.  You may also enter the business name.
(4) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     Page 2

                                         Payments of interest not generally
Obtaining a Number                       subject to backup withholding include
                                         the following:
If you don't have a taxpayer identifi-   - Payments of interest on obligations
cation number or you don't know your       issued by individuals.  Note:  You
number, obtain Form SS-5, Application      may be subject to backup with-
for a Social Security Number Card, or      holding if this interest is $600 or
Form SS-4, Application for Employer        or more and is paid in the course of
Identification Number, at the local        the payor's trade or business and
office of the Social Security              you have not provided your correct
Administration or the Internal Revenue     taxpayer identification number to
Service and apply for a number.            the payor.
                                         - Payments of tax-exempt interest
Payees Exempt from Backup Withholding      (including exempt-interest dividends
                                           under section 852).
Payees specifically exempted from        - Payments described in section
backup withholding on ALL payments         section 6049(b)(5) to nonresident
include the following:                     aliens.
 - A corporation.                        - Payments on tax-free covenant bonds
 - An organization exempt from tax         under section 1451.
   under section 501(a), or an           - Payments made by certain foreign
   individual retirement retirement        organizations.
   plan, or a custodial account under    - Mortgage interest paid to you.
   Section 403(b)(7).
 - The United States or any agency or    Exempt payees described above should
   instrumentality thereof.              file Form W-9 to avoid possible erro-
 - A state, the District of Columbia,    neous backup withholding.  FILE THIS
   a possession of the United States,    FORM WITH THE PAYOR, FURNISH YOUR TAX-
   or any subdivision or instrumen-      PAYER IDENTIFICATION NUMBER, WRITE
   tality thereof.                       "EXEMPT" ON THE FACE OF THE FORM, AND
 - A foreign government of any           RETURN IT TO THE PAYOR.  ALSO SIGN AND
   political subdivision, agency or      DATE THE FORM.
   instrumentality  thereof.             Certain payments other than interest,
 - An international organization or      dividends, and patronage dividends
   any agency or instrumentality         that are not subject to information
   thereof.                              reporting are also not subject to
 - A foreign central back of issue.      backup withholding.  For details, see
 - A registered dealer in securities     the regulations under sections 6041,
   or commodities registered in the      6041A(a), 6042, 6044, 6045, 6049, 6050A
   U.S. or possession of the U.S.        and 6050N.
 - A futures commission merchant
   registered with the Commodity         Privacy Act Notice. -- Section 6109
   Futures Trading Commission.           requires most recipients of dividend
 - A real estate investment.             interest or other payments to give
 - An entity registered at all times     taxpayer identification numbers to
   during the tax year under the         payors who must report the payments to
   Investment Company Act of 1940.       the IRS.  The IRS uses the numbers for
 - A common trust fund operated by       identification purposes.  Payors must
   a bank under section 584(a).          be given the numbers whether or not
 - A financial institution.              recipients are required to file tax
 - A middleman known in the invest-      returns.  Payors must generally with-
   ment community as a nominee or        hold 20% of taxable interest, dividend,
   listed in the most recent publi-      and certain other payments to a payee
   cation of the American Society of     who does not furnish a taxpayer iden-
   Corporate Secretaries, Inc.,          tification number to a payor.  Certain
   Nominee List.                         penalties may also apply.
 - A trust exempt from tax under
   section 664 as described in           Penalties
   section 4947.                         (1) Penalty for Failure to Furnish Tax-
Payments of dividends and patronage      payer Indentification Number. -- If
dividends not generally subject to       you fail to furnish your taxpayer iden-
backup withholding include the           tification number to a payor, you are
following:                               subject to a penalty of $50 for each
 - Payments to nonresident aliens        such failure unless your failure is due
   subject to withholding under          to reasonable cause and not to willful
   section 1441.                         neglect.
 - Payments to partnerships not          (2) Civil Penalty for False Informa-
   engaged in a trade or business        tion With Respect to Withholding. --
   in the U.S. and which have at         If you make a false statement with no
   least one nonresident partner.        reasonable basis which results in no
 - Payments of patronage dividends       imposition of backup withholding, you
   where the amount received is not      are subject to a penalty of $500.
   paid in money.                        (3) Criminal Penalty for Falsifying
 - Payments made by certain foreign      Information. -- Willfully falsifying
   organizations.                        certifications or affirmations may
                                         subject you to criminal penalties
                                         including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.